August 7, 2009


FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES SIX MONTH 2009 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the six month period ended June 30, 2009. Net income attributable to Leucadia National Corporation common shareholders for the six month periods ended June 30, 2009 and 2008 was $271,016,000 ($1.11 per diluted common share) and $90,954,000 ($.39 per diluted common share), respectively.

For more information on the Company's results of operations for the first half of 2009, please see the Company's Form 10-Q for the six months ended June 30, 2009, which was filed with the Securities and Exchange Commission today.








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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                    (In thousands, except per share amounts)
                                   (Unaudited)
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                                                                          For the Three Month                For the Six Month
                                                                         Period Ended June 30,             Period Ended June 30,
                                                                         ---------------------             ---------------------
                                                                         2009              2008             2009             2008
                                                                         ----              ----             ----             ----

Revenues and other income                                            $   284,323      $   337,554       $  534,666      $   662,403
                                                                     ===========      ===========       ==========      ===========

Net securities gains (losses)                                        $    (3,551)     $    19,045       $  (29,834)     $    27,327
                                                                     ===========      ===========       ===========     ===========

Loss before income taxes and income (losses)
   related to associated companies                                   $  (130,529)     $   (35,650)      $ (212,012)     $   (68,608)

Income taxes                                                              29,127         (247,711)           4,823         (259,061)
                                                                     -----------      -----------       ----------      -----------

Income (loss) before income (losses)
   related to associated companies                                      (159,656)         212,061         (216,835)         190,453

Income (losses) related to
   associated companies, net of taxes                                    570,640          (25,235)         487,686          (99,616)
                                                                     -----------      -----------       ----------      -----------

Net income                                                               410,984          186,826          270,851           90,837

Net (income) loss attributable to the noncontrolling interest                 39              (48)             165              117
                                                                     -----------      -----------       ----------      -----------

Net income attributable to Leucadia National Corporation
   common shareholders                                               $   411,023      $   186,778       $  271,016      $    90,954
                                                                     ===========      ===========       ==========      ===========

Basic net earnings per common share attributable to
   Leucadia National Corporation common shareholders                    $   1.70         $    .81         $   1.13         $    .40
                                                                        ========         ========         ========         ========

Number of shares in calculation                                          241,095          230,235          239,982          226,952
                                                                        ========         ========         ========         ========

Diluted net earnings per common share attributable to
   Leucadia National Corporation common shareholders                    $   1.67         $    .76         $   1.11         $    .39
                                                                        ========         ========         ========         ========

Number of shares in calculation                                          248,135          247,234          248,131          243,827
                                                                        ========         ========         ========         ========





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